                                                                    Exhibit 99.2

                              THE MONY GROUP INC.
                             STATISTICAL SUPPLEMENT

                      AS OF AND FOR THE THREE AND SIX-MONTH
                                  PERIODS ENDED

                             JUNE 30, 2001 AND 2000

            TABLE OF CONTENTS


            The following information should be read in conjunction with the financial information of the Company, which has been filed with the Securities and Exchange Commission, and the explanation of the "Basis of Financial Information Presented" on the following page.

            All amounts included herein are Unaudited. Certain total amounts herein cannot be recalculated due to rounding.

            Basis of Financial Information Presented                          2

            Wall Street Analyst Coverage Data                                 3

            Corporate Offices, Principal Subsidiaries and Ratings             4

            Summary Financial Information                                   5-6

            Consolidated Results
Exhibit 1   Consolidated Income Statement Data                                7
Exhibit 2   Operating Income and Earnings Per Share                           8

            Protection Products Segment
Exhibit 3   Protection Products Segment Description                           9
Exhibit 4   Protection Income Statement Data                                 10
Exhibit 5A  Group Pension Data                                               11
Exhibit 5B  Closed Block Data                                                12
Exhibit 5C  Fixed Maturities by Credit Quality-Closed Block                  13
Exhibit 6   Premiums and Inforce                                             14
Exhibit 7   Statutory Direct Premiums                                        15

            Accumulation Products Segment
Exhibit 8   Accumulation Products Segment Description                        16
Exhibit 9   Accumulation Income Statement Data                               17
Exhibit 10  Accumulation Assets Under Management                             18

            Retail Brokerage and Investment Banking
Exhibit 11  Retail Brokerage and Investment Banking Segment Description      19
Exhibit 12  Retail Brokerage and Investment Banking Income Statement Data    20
Exhibit 13  Income Statement Detail and Advest Data                          21

            Other Segment
Exhibit 14  Other/Reconciling Products Segment Description                   22
Exhibit 15  Other/Reconciling Income Statements Data                         23

            Investments
Exhibit 16  Investments                                                      24
Exhibit 17  Invested Assets                                                  25
Exhibit 18  Investment Results                                               26
Exhibit 19A Fixed Maturities Credit Quality                                  27
Exhibit 19B Fixed Maturities by Industry                                     28
Exhibit 19C Venture Capital Partnership Investments                          29
Exhibit 20  Mortgages at Carrying Value                                      30
Exhibit 21A Equity Real Estate                                               31
Exhibit 21B Mortgages and Real Estate                                        32

            Historical
Exhibit 22  Quarterly Earnings                                               33

            Expenses
Exhibit 23  Statutory Expense Ratios                                         34

                    BASIS OF FINANCIAL INFORMATION PRESENTED

On November 16, 1998, pursuant to an order by the New York Superintendent of Insurance approving its Plan of Reorganization (the "Plan"), The Mutual Life Insurance Company of New York ("MONY") converted from a mutual life insurance company to a stock life insurance company and became a wholly owned subsidiary of The MONY Group, Inc., (the "MONY Group"), a Delaware corporation organized for the purpose of becoming the parent holding company of MONY. In connection with the Plan, MONY established, as required under the New York Insurance law, a closed block to fund the guaranteed benefits and dividends, at the then current dividend scales in effect, of certain participating insurance policies included therein and eligible policyholders of MONY received cash, policy credits, or shares of common stock in the MONY Group in exchange for their membership interests in MONY. Also, on November 16, 1998, the MONY Group consummated an initial public offering of approximately 12.9 million shares of its common stock at an initial public offering price of $23.50 per share.

On December 26, 2000 the American Institute of Certified Public Accountants issued Statement of Position 00-3 (SOP 00-3). SOP 00-3 provides guidance with respect to accounting for demutualizations and requires, among other things, that, (i) Closed Block assets, liabilities, revenues, and expenses should be displayed in financial statements combined with all other assets, liabilities, revenues, and expenses outside the Closed Block, and (ii) demutualization expenses be classified as a single line item within income from continuing operations. The guidance in SOP-03 requires restatement of financial statements presented for years prior to its issuance and is effective for fiscal years beginning after December 15, 2000, except as it pertains to demutualization expenses which was effective immediately. Prior to the issuance of SOP 00-3, the Company, in accordance with generally accepted accounting principles, presented Closed Block assets and liabilities in separate line items on its consolidated balance sheet and presented the results of the Closed Block in a separate line item on its consolidated income statement entitled " Contribution from the Clocked Block." In addition, the company presented demutualization expenses as an extraordinary item. Accordingly, the consolidated statements of income and comprehensive income and related per share amounts for periods prior to 2001 presented herein have been restated from that reported in the Company's prior statistical supplements to reflect the new SOP.

WALL STREET ANALYST COVERAGE DATA




Brokerage                                            Analyst                        Telephone
Conning & Company                                    Paul S. Goulekas               (860) 520-1256
Deutsche Bank Securities                             Vanessa Wilson                 (212) 469-5000
Credit Suisse First Boston                           Caitlin Long                   (212) 325-2165
Fox-Pitt, Kelton                                     Ronald McIntosh                (212) 687-1105
Goldman Sachs                                        Joan Zief                      (212) 902-6778
Keefe, Bruyette & Woods, Inc.                        Jeff Schuman                   (212) 432-4510
Langen McAlenney                                     Robert R. Glasspiegel          (860) 724-1203
Morgan Stanley Dean Witter                           Nigel Dally                    (212) 761-6235
Philo Smith                                          James Inglis                   (203) 348-7365
Putnam Lovell, de Guardiola & Thorton, Inc.          Al Capra                       (212) 546-7640
Salomon Smith Barney                                 Colin Devine                   (212) 816-1682
Dresdner Kleinwort Wasserstein                       Thomas G. Gallagher            (212) 903-2191
Lehman Brothers Inc.                                 E. Stewart Johnson             (212) 526-8190
Sandler O'Neil                                       Nick Pirsos                    (212) 466-7920

Investor Information Line
Contact: Jay Davis
Tel (212) 708-2917
E-mail  jdavis@mony.com

CORPORATE OFFICES, PRINCIPAL SUBSIDIARIES AND RATINGS



                                                                      INDUSTRY (1)                COMMERCIAL(1)
                                                                        RATINGS                   PAPER RATINGS
MONY Life Insurance Company
1740 Broadway
New York, NY 10017                                                      Standard                    Standard
                                                                         & Poors                     & Poors
MONY Life Insurance Company of America                                     AA-                         A-
1740 Broadway
New York, NY 10017                                                        A.M.                        A.M.
                                                                          Best                        Best
U.S. Financial Life Insurance Company                                       A                          a-
10290 Alliance Road
Cincinnati, OH 45242                                                     Moody's                     Moody's
                                                                           A2                         Baa1
Enterprise Capital Management, Inc.
3343 Peachtree Road, NE, Suite 450                                        Fitch                       Fitch
Atlanta, GA 30326                                                          AA-                         A-

MONY Securities Corporation
1740 Broadway
New York, NY 10017

Trusted Securites Advisors Corp.
9800 Bren Road East, Suite 300
Minnetonka, MN 55343

The Advest Group, Inc.
90 State House Square
Hartford, CT 06103

Matrix Capital Markets Group
11 South 12th Street
Suite 325
Richmond, VA 23219


(1) MONY Life Insurance Company

(Unaudited)


                                  SUMMARY FINANCIAL INFORMATION

-----------------------------------------------------------------------------------------------------------------------------
                                                                       Three-Months Ended         Six-Months Ended
                                                                            June 30,                  June 30,
                                                                       2001         2000        2001            2000
                                                                       ----         ----        ----            ----
                                                                         ($ millions)               ($ millions)
----------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED INCOME STATEMENT DATA:
Total Revenues                                                     $  569.0       $  523.2   $ 1,081.3       $ 1,178.2
Operating Income (1)                                               $   21.7       $   51.0   $    33.4       $   175.2
Income before extraordinary item                                   $   22.3       $   48.1   $    35.6       $   186.0
Net Income                                                         $   22.3       $   48.1   $    35.6       $   149.3

Operating Income Per Share (1)
   Basic                                                           $   0.44       $   1.10   $    0.68       $    3.74
   Diluted                                                         $   0.43       $   1.07   $    0.66       $    3.68
Operating Income, excluding venture capital income
   Basic                                                           $   0.36       $   0.53   $    0.66       $    1.02
   Diluted                                                         $   0.35       $   0.52   $    0.64       $    1.00
Income before extraordinary item
   Basic                                                           $   0.45       $   1.03   $    0.73       $    3.97
   Diluted                                                         $   0.44       $   1.01   $    0.70       $    3.91
Net Income Per Share
  Basic                                                            $   0.45       $   1.03   $    0.73       $    3.19
  Diluted                                                          $   0.44       $   1.01   $    0.70       $    3.14


OTHER DATA:


Employee count                                                        3,845 *        2,433
Career agent count (Domestic and International)                       2,311          2,245
US Financial Life Brokerage General Agencies                            238            244
Trusted Advisors Registered Representatives                             452            352
Active Enterprise Selling Agreements                                    428            435
Advest Financial Advisors                                               472            N/A

* June 30, 2001 employee count includes Advest and Matrix

(1) See Exhibit 2A for a reconciliation of Net Income to Operating Income.

(Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      June 30,         December 31,
                                                                                       2001               2000
                                                                                       ----               ----
                                                                                              ($ millions)
------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEET DATA
Invested assets (including cash and cash equivalents)                               $  11,639.0         $  11,222.5
Assets transferred in Group Pension Transaction                                         4,824.9             4,927.7
Separate account assets                                                                 5,448.0             5,868.1
Deferred policy acquisition costs                                                       1,222.5             1,209.7
Other assets                                                                            2,950.4             1,347.3
                                                                                   -------------       ------------

   Total Assets                                                                        26,084.8            24,575.3
Policyholders' liabilities                                                             10,339.6            10,281.7
Liabilities transferred in Group Pension Transaction                                    4,790.4             4,897.2
Separate account liabilities                                                            5,445.3             5,865.3
Short term debt                                                                           399.7                52.3
Long term debt - surplus notes                                                              1.9                 2.0
Long term debt - other                                                                    583.4               569.1
Other liabilities                                                                       2,339.8               868.8
                                                                                   -------------       ------------
   Total Liabilities                                                                   23,900.1            22,536.4
Equity                                                                                  2,175.8             2,025.9
Accumulated comprehensive income (ACI)                                                      8.9                13.0
                                                                                   -------------       ------------
   Total Shareholders' Equity                                                           2,184.7             2,038.9
                                                                                   -------------       ------------
   Total Liabilities and Shareholders' Equity                                       $  26,084.8         $  24,575.3
                                                                                   =============       ============

SHARE DATA:
Number of Shares Used in Basic Calculations                                          49,195,504          46,153,589
Number of Shares Used in Diluted Calculations                                        51,136,751          48,635,427

CAPITALIZATION:
Long-term debt                                                                          $ 585.3             $ 571.1
Shareholders Equity (Excluding ACI)                                                     2,175.8             2,025.9
                                                                                   -------------       ------------
Total capitalization                                                                $   2,761.1         $   2,597.0
                                                                                   =============       ============

Debt as Percent of Total Capitalization                                                     21%                 22%
                                                                                   =============       ============

STATUTORY DATA:
Capital and Surplus                                                                 $   1,117.8         $   1,154.8
Asset Valuation Reserve (AVR)                                                             199.3               281.3
                                                                                   -------------       ------------
Total Capital and Surplus plus AVR                                                  $   1,317.1         $   1,436.1
                                                                                   =============       ============

Exhibit 1
(Unaudited)

                  CONSOLIDATED INCOME STATEMENT DATA (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Three-Months Ended                       Six-Months Ended
                                                                         June 30,                                June 30,
                                                                2001                 2000                2001               2000
                                                                ----                 ----                ----               ----
                                                                      ($ millions)                             ($ millions)
------------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                                       $ 173.4              $ 176.5            $ 338.5            $ 341.5
Universal life and investment-type product policy fees            52.3                 55.9              102.0              105.8
Net investment income                                            189.5                229.5              373.2              581.3
Net realized gains on investments                                  3.0                 (8.9)               5.5                9.7
Group Pension Profits                                              9.3                  8.1               19.2               18.2
Retail Brokerage and Investment Banking                           99.8                 16.0              170.9               34.4
Other income                                                      41.7                 46.1               72.0               87.3
                                                           ------------         ------------        -----------       ------------
                                                                 569.0                523.2            1,081.3            1,178.2
                                                           ------------         ------------        -----------       ------------
BENEFITS AND EXPENSES:
Benefits to policyholders                                        194.5                202.4              392.2              383.1
Interest credited to policyholders account balances               27.0                 25.8               55.3               54.2
Amortization of deferred policy acquisition costs                 28.3                 37.2               65.5               74.7
Dividends to policyholders                                        60.6                 52.7              115.2              109.9
Other operating costs and expenses(2)                            226.8                133.6              401.0              272.6
                                                           ------------         ------------        -----------       ------------
                                                                 537.2                451.7            1,029.2              894.5
                                                           ------------         ------------        -----------       ------------
Income before income taxes and extraordinary item                 31.8                 71.5               52.1              283.7
Income tax expense                                                 9.5                 23.4               16.5               97.7
                                                           ------------         ------------        -----------       ------------
Income before extraordinary item                                  22.3                 48.1               35.6              186.0
Extraordinary item, net                                              -                    -                  -              (36.7)
                                                           ------------         ------------        -----------       ------------
Net income                                                      $ 22.3               $ 48.1             $ 35.6            $ 149.3
                                                           ============         ============        ===========       ============

----------------------------------------------------------------------------------------------------

(1) These income statements present the consolidated results of operations of the Company for the periods indicated as will be reported on the Company's filings with the Securities and Exchange Commission. The results reported for the three and six-month periods ended June 30, 2001 and 2000 present the individual components of the Closed Block activity combined with the activity outside the Closed Block for the periods indicated (See "Basis of Financial Information presented").

(2) Includes operating costs and expenses related to Advest and Matrix in 2001.

Exhibit 2
(Unaudited)


                     OPERATING INCOME AND EARNINGS PER SHARE

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Three-Months Ended        Six-Months Ended
                                                                                 June 30,                  June 30,
                                                                             2001        2000         2001          2000
                                                                             ----        ----         ----          ----
                                                                                ($ millions, except per share amounts)
------------------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME:
Net Income                                                                  $ 22.3       $ 48.1        $ 35.6     $ 149.3

  Net realized (gains) losses on investments, after-tax                       (2.1)         5.8          (3.6)       (6.3)

Policyholder dividends resulting from Closed Block
  realized gains (losses), after tax.                                          1.5         (2.9)          1.4        (4.5)

  Extraordinary Items                                                            -            -             -        36.7
Operating Income                                                            $ 21.7      $  51.0        $ 33.4     $ 175.2
                                                                       -----------  -----------   ----------- -----------

Venture Capital (Income)/Loss                                               $ (4.1)     $ (26.3)       $ (1.0)   $ (127.5)
                                                                       -----------  -----------   ----------- -----------

Operating Income, excluding venture capital income                          $ 17.6       $ 24.7        $ 32.4      $ 47.7
                                                                       ===========  ===========   =========== ===========



PER SHARE CALCULATIONS:

OPERATING INCOME PER SHARE :
   BASIC                                                                    $ 0.44       $ 1.10        $ 0.68      $ 3.74
   DILUTED                                                                  $ 0.43       $ 1.07        $ 0.66      $ 3.68

OPERATING INCOME, EXCLUDING VENTURE CAPITAL INCOME:
   BASIC                                                                    $ 0.36       $ 0.53        $ 0.66      $ 1.02
   DILUTED                                                                  $ 0.35       $ 0.52        $ 0.64      $ 1.00

INCOME BEFORE EXTRAORDINARY ITEM PER SHARE:
   BASIC                                                                    $ 0.45       $ 1.03        $ 0.73      $ 3.97
   DILUTED                                                                  $ 0.44       $ 1.01        $ 0.70      $ 3.91

NET INCOME PER SHARE:
   BASIC                                                                    $ 0.45       $ 1.03        $ 0.73      $ 3.19
   DILUTED                                                                  $ 0.44       $ 1.01        $ 0.70      $ 3.14

Share Data:
  Weighted-average shares outstanding used in
                     basic per share calculations                       49,363,512   46,528,902    49,044,496  46,812,447
  Plus: Incremental shares from conversion of
                     dilutive securities assumed                         1,549,587    1,020,958     1,580,133     783,395
                                                                       -----------  -----------   ----------- -----------
  Weighted-average shares used in diluted per
                     per share calculations                             50,913,099   47,549,860    50,624,629  47,595,842
                                                                       ===========  ===========   =========== ===========

Exhibit 3

                           PROTECTION PRODUCTS SEGMENT



--------------------------------------------------------------------------------



The "Protection Products" segment represents a wide range of individual life insurance products, including whole life, term life, universal life, variable universal life, last survivor variable life and group universal life. Also included in the Protection Products segment are the: (i) assets and liabilities transferred pursuant to the Group Pension Transaction, as well as the Group Pension Profits, (ii) the Closed Block assets and liabilities, as well as the contribution from the Closed Block, and (iii) the Company's disability income insurance business which was transferred in the DI Transaction.



--------------------------------------------------------------------------------

Exhibit 4
(Unaudited)

                                  PROTECTION PRODUCTS SEGMENT (1)
                                      INCOME STATEMENTS DATA


------------------------------------------------------------------------------------------------------------------------------------
                                                                           Three-Months Ended                   Six-Months Ended
                                                                               June 30,                            June 30,
                                                                       2001             2000                2001             2000
                                                                       ----             ----                ----             ----
                                                                            ($ millions)                         ($ millions)
------------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                                              $ 169.8          $ 174.4            $ 331.4          $ 336.9
Universal life and investment-type product policy fees
Net investment income                                                    37.1             38.2               71.6             68.5
Group pension profits                                                   151.2            182.7              299.4            455.9
Other income                                                              9.3              8.1               19.2             18.2
     Total revenues                                                       8.6              8.8                6.4             12.9
                                                               ---------------  ---------------      -------------    -------------
                                                                        376.0            412.2              728.0            892.4
                                                               ---------------  ---------------      -------------    -------------
BENEFITS AND EXPENSES:
Benefits to policyholders
Interest credited to policyholder account balances                      184.1            188.7              367.3            359.1
Amortization of deferred policy acquisition costs                        14.6             12.3               30.1             25.7
Dividends to policyholders                                               24.3             30.1               55.2             60.1
Other operating costs and expenses                                       59.9             51.9              113.9            108.5
    Total benefits and expenses                                          68.6             69.6              118.2            148.7
                                                               ---------------  ---------------      -------------    -------------
                                                                        351.5            352.6              684.7            702.1
                                                               ---------------  ---------------      -------------    -------------
Pre-tax operating income
Net realized gains on investments                                        24.5             59.6               43.3            190.3
Pre-tax income                                                            2.4             (6.6)               4.1              3.8
                                                               ---------------  ---------------      -------------    -------------
                                                                       $ 26.9           $ 53.0             $ 47.4          $ 194.1
                                                               ===============  ===============      =============    =============
OPERATING INCOME RECONCILIATION:
Pre tax operating income (above)
Policyholder dividends resulting from closed block                       24.5             59.6               43.3            190.3
  realized gains (losses)
Operating Income                                                          2.1             (4.4)               2.0             (6.9)
                                                               ---------------  ---------------      -------------    -------------
                                                                       $ 26.6           $ 55.2             $ 45.3          $ 183.4
                                                               ===============  ===============      =============    =============

----------------------------------------------------------------------------------------------------

(1) These income statements present the results of operations of the Company's protection products segment for the periods indicated as will be reported in the Company's filings with the Securities and Exchange Commission. The results reported for the three and six-month periods ended June 30, 2001 and 2000 present the individual components of the Closed Block activity combined with the protection segment activity outside the Closed Block for the periods indicated (See "Basis of Financial Information Presented.")

Exhibit 5A
(Unaudited)


                          GROUP PENSION PROFIT
                        DETAILED INCOME STATEMENT

----------------------------------------------------------------------------------------------------------------------------------
                                                           Three-Months Ended                        Six-Months Ended
                                                                June 30,                                   June 30,
INCOME STATEMENT DATA:                                 2001                  2000                2001                2000
                                                       ----                  ----                ----                ----
                                                              ($ millions)                              ($ millions)
----------------------------------------------------------------------------------------------------------------------------------

REVENUES:
Policy Product Fees                               $          4.2         $        5.9         $        9.5         $      12.0
Net investment income                                       25.8                 28.3                 53.0                58.4
Net realized gains on investments                            2.0                    -                  3.6                 0.6
                                                -------------------    -----------------    -----------------    ----------------
     Total revenues                                         32.0                 34.2                 66.1                71.0
                                                -------------------    -----------------    -----------------    ----------------

BENEFITS AND EXPENSES:
Interest credited to policyholder
 account balances                                           18.6                 22.3         $       37.1         $      43.2
Other operating costs and expenses                           4.1                  3.8                  9.8                 9.6
                                                -------------------    -----------------    -----------------    ----------------
    Total benefits and expenses                             22.7                 26.1                 46.9                52.8
                                                -------------------    -----------------    -----------------    ----------------

    Group Pension Profits                         $          9.3         $        8.1         $       19.2         $      18.2
                                                ===================    =================    =================    ================




                 ASSETS AND LIABILITIES TRANSFERRED IN GROUP PENSION TRANSACTION
----------------------------------------------------------------------------------------
                                                   June 30,             December 31,
                                                     2001                  2000
                                                     ----                  ----
                                                             ($ millions)
----------------------------------------------------------------------------------------
BALANCE SHEET DATA:
Assets:
General Account
  Fixed Maturities                              $      1,388.5         $    1,419.0
  Mortgage loans on real estate                           37.6                 47.5
  Cash and cash equivalents                               33.5                 18.5
  Other assets                                            24.7                 26.0
                                              -------------------    -----------------
      Total general account assets                     1,484.3              1,511.0
Separate account assets                                3,340.6              3,416.7
                                              -------------------    -----------------
       Total Assets                             $      4,824.9         $    4,927.7
                                              ===================    =================

Liabilities:
General account
   Policyholder account balances                $      1,430.7         $    1,468.1
   Other liabilities                                      19.1                 12.4
                                              -------------------    -----------------
      Total general account liabilities                1,449.8              1,480.5
Separate account liabilities                           3,340.6              3,416.7
                                              -------------------    -----------------
    Total Liabilities                           $      4,790.4         $    4,897.2
                                              ===================    =================

Exhibit 5B
(Unaudited)

                                             CLOSED BLOCK INCOME STATEMENT

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Three-Months Ended                         Six-Months Ended
                                                                June 30,                                  June 30,
                                                        2001                 2000                 2001                2000
                                                              ($ millions)                              ($ millions)
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                            $      138.2         $      147.9         $      267.5         $      283.6
Net investment income                                       99.1                 98.6                199.0                195.0
Net realized gains on investments                            2.1                 (4.4)                 2.0                 (6.9)
Other Income                                                 0.5                  0.3                  1.0                  1.1
                                                  ----------------     ----------------     ----------------     ----------------
     Total revenues                                 $      239.9         $      242.4         $      469.5         $      472.8
                                                  ----------------     ----------------     ----------------     ----------------

BENEFITS AND EXPENSES:
Benefits to Policyholders                           $      152.0         $      160.6         $      293.4         $      302.2
Interest Credited to Policyholders
 Account Balances                                            2.1                  2.1                  4.2                  4.3
Amort. Of Def. Policy Acquisition Costs                     11.0                 14.3                 32.2                 31.9
Dividends to Policyholders                                  59.9                 52.1                113.4                108.7
Operating Costs & Expenses                                   2.4                  2.5                  4.1                  4.3
                                                  ----------------     ----------------     ----------------     ----------------
    Total benefits and expenses                            227.4                231.6                447.3                451.4
                                                  ----------------     ----------------     ----------------     ----------------

      Closed Block Profit                           $       12.5         $       10.8         $       22.2         $       21.4
                                                  ================     ================     ================     ================


         CLOSED BLOCK ASSETS AND LIABILITIES


-------------------------------------------------------------------------------------------
                                                      June 30,            December 31,
                                                        2001                  2000
                                                               ($ millions)
-------------------------------------------------------------------------------------------
BALANCE SHEET DATA:
Assets:
General Account
  Fixed Maturities                                  $    3,556.9         $    3,543.1
  Mortgage loans on real estate                            592.2                566.0
  Policy Loans                                           1,167.8              1,183.9
  Cash and cash equivalents                                277.0                167.8
  Premiums receivable                                        9.5                 13.6
  Deferred policy acquisition costs                        520.7                552.6
  Other assets                                             229.3                224.2
                                                  ----------------     ----------------
      Total closed block assets                     $    6,353.4         $    6,251.2
                                                 ================     ================

Liabilities:
General account
   Future policy benefits                           $    6,832.2         $    6,826.8
   Policyholders' account balances                         292.5                293.3
   Other policyholders' liabilities                        181.6                173.5
   Other liabilities                                       111.9                 22.2
                                                  ----------------     ----------------
      Total closed block liabilities                $    7,418.2         $    7,315.8
                                                  ================     ================

Exhibit 5C
(Unaudited)



                                                             FIXED MATURITIES BY CREDIT QUALITY - CLOSED BLOCK

PUBLIC FIXED MATURITIES BY CREDIT QUALITY
-------------------------------------------------------------------------------------------------------------------
                                                                              Quarter Ended
                                                                              June 30, 2001
    NAIC        Rating Agency                              Amortized              % of                Estimated
   Rating       Equivalent Designation                        Cost                Total               Fair Value
   ------       ----------------------                        ----                -----               ----------
                                                                        ($ millions)
-------------------------------------------------------------------------------------------------------------------
      1         Aaa/Aa/A                                $     1,437.6                   77.5%     $     1,448.7
      2         Baa                                             351.6                   18.8%             351.2
      3         Ba                                               68.4                    3.6%              64.7
      4         B                                                 0.6                    0.0%               0.6
      5         Caa and lower                                       -                    0.0%                 -
      6         In or near default                                3.6                    0.2%               3.9
                                                         -------------                    ---      -------------
                Subtotal                                      1,861.8                  100.0%           1,869.1
                Redeemable preferred stock                          -                    0.0%                 -
                                                         -------------                    ---      -------------

                Total Public Fixed
                Maturities                              $     1,861.8                  100.0%     $     1,869.1
                                                         =============                  =====      =============


PRIVATE FIXED MATURITIES BY CREDIT QUALITY
-------------------------------------------------------------------------------------------------------------------
                                                                              Quarter Ended
                                                                              June 30, 2001
    NAIC        Rating Agency                              Amortized              % of                Estimated
   Rating       Equivalent Designation                        Cost                Total               Fair Value
   ------       ----------------------                        ----                -----               ----------
                                                                        ($ millions)
-------------------------------------------------------------------------------------------------------------------
     1          Aaa/Aa/A                                  $       799.5                   48.0%     $       812.4
     2          Baa                                               788.6                   47.3%             797.9
     3          Ba                                                 70.4                    4.1%              70.0
     4          B                                                                          0.0%
     5          Caa and lower                                       7.5                    0.4%               7.5
     6          In or near default                                    -                    0.0%                 -
                                                          -------------                    ---      -------------
                Subtotal                                        1,666.0                  100.0%           1,687.8
                Redeemable preferred stock                            -                    0.0%                 -
                                                          -------------                    ---      -------------

                Total Private Fixed
                Maturities                                $     1,666.0                  100.0%     $     1,687.8
                                                          =============                  =====      =============



TOTAL FIXED MATURITIES BY CREDIT QUALITY
-------------------------------------------------------------------------------------------------------------------
                                                                              Quarter Ended
                                                                              June 30, 2001
    NAIC        Rating Agency                              Amortized              % of                Estimated
   Rating       Equivalent Designation                        Cost                Total               Fair Value
   ------       ----------------------                        ----                -----               ----------
                                                                        ($ millions)
-------------------------------------------------------------------------------------------------------------------
     1          Aaa/Aa/A                                 $     2,237.1                   63.5%     $     2,261.1
     2          Baa                                            1,140.2                   32.3%           1,149.1
     3          Ba                                               138.8                    3.8%             134.7
     4          B                                                  0.6                    0.0%               0.6
     5          Caa and lower                                      7.5                    0.2%               7.5
     6          In or near default                                 3.6                    0.1%               3.9
                                                         -------------                    ---      -------------
                Subtotal                                       3,527.8                  100.0%           3,556.9
                Redeemable preferred stock                           -                    0.0%                 -
                                                         -------------                    ---      -------------

                Total Fixed
                Maturities                               $     3,527.8                  100.0%     $     3,556.9
                                                         =============                  =====      =============

PUBLIC FIXED MATURITIES BY CREDIT QUALITY
-------------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended
                                                                               December 31, 2000
    NAIC        Rating Agency                            Amortized                   % of           Estimated
   Rating       Equivalent Designation                      Cost                     Total          Fair Value
   ------       ----------------------                      ----                     -----          ----------
-------------------------------------------------------------------------------------------------------------------
      1         Aaa/Aa/A                                $     1,390.8                   77.2%     $     1,395.4
      2         Baa                                             366.1                   19.7%             356.3
      3         Ba                                               60.5                    3.0%              53.2
      4         B                                                 0.6                    0.0%               0.6
      5         Caa and lower                                       -                    0.0%                 -
      6         In or near default                                1.4                    0.1%               1.4
                                                        -------------                    ---      -------------
                Subtotal                                      1,819.4                  100.0%           1,806.9
                Redeemable preferred stock                          -                    0.0%                 -
                                                        -------------                    ---      -------------

                Total Public Fixed
                Maturities                              $     1,819.4                  100.0%     $     1,806.9
                                                        =============                  =====      =============


PRIVATE FIXED MATURITIES BY CREDIT QUALITY
-------------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended
                                                                               December 31, 2000
    NAIC        Rating Agency                            Amortized                   % of           Estimated
   Rating       Equivalent Designation                      Cost                     Total          Fair Value
   ------       ----------------------                      ----                     -----          ----------
                                                                          ($ millions)
-------------------------------------------------------------------------------------------------------------------
     1          Aaa/Aa/A                                 $       810.1                   47.3%     $       820.5
     2          Baa                                              824.5                   48.1%             835.7
     3          Ba                                                72.1                    4.0%              70.3
     4          B                                                    -                    0.0%                 -
     5          Caa and lower                                      9.7                    0.6%               9.7
     6          In or near default                                   -                    0.0%                 -
                                                         -------------                    ---      -------------
                Subtotal                                       1,716.4                  100.0%           1,736.2
                Redeemable preferred stock                           -                    0.0%                 -
                                                         -------------                    ---      -------------

                Total Private Fixed
                Maturities                               $     1,716.4                  100.0%     $     1,736.2
                                                         =============                  =====      =============



TOTAL FIXED MATURITIES BY CREDIT QUALITY
-------------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended
                                                                               December 31, 2000
    NAIC        Rating Agency                             Amortized                   % of           Estimated
   Rating       Equivalent Designation                       Cost                     Total          Fair Value
   ------       ----------------------                       ----                     -----          ----------
                                                                          ($ millions)
-------------------------------------------------------------------------------------------------------------------
     1          Aaa/Aa/A                                 $     2,200.9                   62.6%     $     2,215.9
     2          Baa                                            1,190.6                   33.6%           1,192.0
     3          Ba                                               132.6                    3.5%             123.5
     4          B                                                  0.6                    0.0%               0.6
     5          Caa and lower                                      9.7                    0.3%               9.7
     6          In or near default                                 1.4                    0.0%               1.4
                                                         -------------                    ---      -------------
                Subtotal                                       3,535.8                  100.0%           3,543.1
                Redeemable preferred stock                           -                    0.0%                 -
                                                         -------------                    ---      -------------

                Total Fixed
                Maturities                               $     3,535.8                  100.0%     $     3,543.1
                                                         =============                  =====      =============

--------------------------------------------------------------------------------------------------------------------

The Exhibit above includes invested assets in the Closed Block.

Exhibit 6
(Unaudited)

                     PROTECTION PRODUCTS SEGMENT
           NEW ANNUALIZED AND SINGLE PREMIUMS AND INFORCE

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Three-Months Ended                             Six-Months Ended
                                                                June 30,                                      June 30,
                                                    2001                      2000                   2001                 2000
                                                    ----                      ----                   ----                 ----
                                                              ($ millions)                                  ($ millions)
-----------------------------------------------------------------------------------------------------------------------------------
PROTECTION BUSINESS SALES:
   Traditional life                            $         0.8               $      0.9            $       0.9           $      2.3
   Term                                                 10.0                      9.0                   18.4                 18.3
   Universal life                                        7.6                      6.9                   12.5                 10.3
   Variable universal life                              15.9                     17.6                   28.7                 32.6
   Corporate owned life insurance                       13.1                     21.4                   35.8                 44.7
   Group universal life                                  0.4                      1.0                    0.8                  1.3
                                               -------------               ----------            -----------           ----------
  Total                                        $        47.8               $     56.8            $      97.1           $    109.5
                                               =============               ==========            ===========           ==========

-------------------------------------------------------------------------------------------
                                                 June 30,                 December 31,
                                                   2001                       2000
                                                   ----                       ----

-------------------------------------------------------------------------------------------
             Insurance In Force ($ in millions except number of policies)
-------------------------------------------------------------------------------------------
Traditional Life (1)
  Number of policies (in thousands)                    866.3                    879.5
   GAAP life reserves                          $     7,318.1               $  7,283.7
   Face amounts                                $    69,827.5               $ 67,015.7

Universal Life:
  Number of policies (in thousands)                     75.1                     76.4
   GAAP life reserves                          $       691.5               $    681.2
   Face amounts                                $    10,862.7               $ 10,951.6

Variable Universal Life:
  Number of policies (in thousands)                     59.8                     55.0
   GAAP life reserves                          $       701.6               $    657.3
   Face amounts                                $    16,069.2               $ 14,798.7

Group Universal Life:
  Number of policies (in thousands)                     45.3                     47.3
   GAAP life reserves                          $        66.1               $     64.1
   Face amounts                                $     1,619.0               $  1,683.0

Total:
  Number of policies (in thousands)                  1,046.5                  1,058.2
   GAAP life reserves                          $     8,777.3               $  8,686.3
   Face amounts                                $    98,378.4               $ 94,449.0
-------------------------------------------------------------------------------------------

(1) Consists of whole life and term policies

Exhibit 7
(Unaudited)


                        PROTECTION PRODUCTS SEGMENT
                    STATUTORY DIRECT PREMIUMS BY PRODUCT

--------------------------------------------------------------------------------------------------
                                                     Three-Months Ended         Six-Months Ended
                                                          June 30,                  June 30,
                                                      2001        2000         2001         2000
                                                      ----        ----         ----         ----
                                                        ($ millions)            ($ millions)

LIFE INSURANCE:
  Traditional Life (1):
  First year & single                               $  46.8     $  44.3      $  87.3      $  85.2
  Renewal                                             129.5       133.1        238.0        247.7
                                                    -------     -------      -------      -------
       Total                                        $ 176.3     $ 177.4      $ 325.3      $ 332.9
                                                    =======     =======      =======      =======
  Universal Life:
  First year & single                               $   7.3     $   5.1      $  11.5      $   8.7
  Renewal                                              23.3        23.6         48.8         48.3
                                                    -------     -------      -------      -------
       Total                                        $  30.6     $  28.7      $  60.3      $  57.0
                                                    =======     =======      =======      =======
  Variable Universal Life:
  First year & single                               $  18.1     $  21.4      $  34.6      $  40.0
  Renewal                                              22.8        16.5         44.6         33.0
                                                    -------     -------      -------      -------
       Total                                        $  40.9     $  37.9      $  79.2      $  73.0
                                                    =======     =======      =======      =======
Corporate Sponsored Variable Universal Life:
  First year & single                               $  13.5     $  40.6      $  26.1      $  48.9
  Renewal                                               5.0         2.4         28.6          4.2
                                                    -------     -------      -------      -------
       Total                                        $  18.5     $  43.0      $  54.7      $  53.1
                                                    =======     =======      =======      =======
Group Universal Life:
  First year & single                               $   0.4     $   0.5      $   1.1      $   1.0
  Renewal                                               2.5         2.9          5.3          6.0
                                                    -------     -------      -------      -------
       Total                                        $   2.9     $   3.4      $   6.4      $  07.0
                                                    =======     =======      =======      =======

  Total life insurance                              $ 269.2     $ 290.4      $ 525.9      $ 523.0
                                                    =======     =======      =======      =======


--------------------------------------------------------------------------------
(1) Consists of whole life and term policies

Exhibit 8

                          ACCUMULATION PRODUCT SEGMENT

--------------------------------------------------------------------------------


The Accumulation Products segment represents fixed annuities, single premium deferred annuities, immediate annuities, flexible payment variable annuities and proprietary retail mutual funds.


--------------------------------------------------------------------------------

Exhibit 9


(Unaudited)





                 ACCUMULATION PRODUCTS SEGMENT
                       INCOME STATEMENT

------------------------------------------------------------------------------------------------------
                                                             Three-Months Ended     Six-Months Ended
                                                                   June 30,              June 30,
                                                              2001        2000       2001        2000
                                                              ----        ----       ----        ----
                                                               ($ millions)           ($ millions)
------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                                    $  1.1      $  0.3     $  2.4      $  0.4
Universal life and investment-type product policy fees        14.3        17.6       29.5        36.5
Net investment income                                         19.2        27.3       38.3        73.4
Other income                                                  27.0        31.4       53.2        62.7
                                                            ------      ------     ------      ------
    Total revenues                                           61.6        76.6      123.4       173.0
                                                            ------      ------     ------      ------
BENEFITS AND EXPENSES:
Benefits to policyholders                                      6.0         7.7       11.8        13.0
Interest credited to policyholder account balances            10.3        11.5       20.6        24.0
Amortization of deferred policy acquisition costs              4.0         7.1       10.3        14.6
Dividends to policyholders                                     0.3         0.4        0.7         0.8
Other operating costs and expenses                            29.2        31.0       57.3        60.9
                                                            ------      ------     ------      ------
    Total benefits and expenses                               49.8        57.7      100.7       113.3
                                                            ------      ------     ------      ------

Pre-tax operating income                                      11.8        18.9       22.7        59.7
Net realized gains on investments                              1.1        (1.7)       2.2         2.8
                                                            ------      ------     ------      ------
Pre-tax income                                              $ 12.9      $ 17.2     $ 24.9      $ 62.5
                                                            ======      ======     ======      ======

-------------------------------------------------------------------------------

Exhibit 10
(Unaudited)





                 ACCUMULATION PRODUCTS SEGMENT
                  ASSETS UNDER MANAGEMENT(1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                     June 30,                       June 30,            December 31,
                                                                       2001                           2000                 2000
                                                                       ----                           ----                 ----
------------------------------------------------------------------------------------------------------------------------------------

ACCUMULATION SEGMENT:
Assets under management ($ billions)
  Individual variable annuities                                       $ 4.0                         $ 4.7                  $ 4.4
  Individual fixed annuities                                            0.7                           0.8                    0.7
  Proprietary retail mutual funds                                       4.5                           5.1                    4.8
                                                                      -----                         -----                  -----
                                                                      $ 9.3                         $10.6                  $ 9.9
                                                                      =====                         =====                  =====


                                                        Three Months Ended                                Six Months Ended
                                                               30-Jun                                           30-Jun
                                                      2001               2000                         2001                  2000
RECONCILIATION  IN ACCOUNT VALUE:
VARIABLE ANNUITY(1):
  Beginning account value                            $ 3.9              $  4.9                       $ 4.4                  $ 4.9
  Sales                                                0.1              $  0.1                         0.2                    0.2
  Market appreciation                                  0.2              $ (0.1)                       (0.2)                  (0.0)
  Surrenders and withdrawals                          (0.1)             $ (0.2)                       (0.3)                  (0.5)
                                                     $ 4.0              $  4.7                       $ 4.0                  $ 4.7
                                                     --------------------------                      -----------------------------
ENTERPRISE GROUP OF FUNDS:
  Beginning account value                            $ 4.3              $  5.2                       $ 4.8                  $ 4.8
  Sales                                                0.4              $  0.5                         0.7                    1.2
  Dividends reinvested                                 0.0                 0.0                         0.0                    0.2
  Market appreciation                                  0.2              $ (0.2)                       (0.4)                  (0.4)
  Redemptions                                         (0.3)             $ (0.3)                       (0.6)                  (0.7)
  Ending account value                               $ 4.5              $  5.1                       $ 4.5                  $ 5.1
                                                     --------------------------                      -----------------------------

--------------------------------------------------------------------------------
In 2000 sales are net of exchanges to new product series of approximately $294 million in the first quarter, and $358 million in the second quarter, $230 million in the third quarter and $116 million in the fourth quarter. In the first quarter of 2001 sales are net of exchanges to new product series of $71 million and $72 million in the second quarter.

Exhibit 11

                     RETAIL BROKERAGE AND INVESTMENT BANKING

--------------------------------------------------------------------------------


The Retail Brokerage and Investment Banking segment is comprised of results of the Company's subsidiaries, Advest Group Inc ("AGI"), Matrix Capital Markets Group ("Matrix") and MONY Securities Corp. ("MSC"). Advest Group Inc, through its subsidiaries, provides diversified financial services including securities brokerage, trading, investment banking, trust and asset management. Matrix is a middle market investment bank specializing in merger and acquisition services for a middle market client base. MSC is a broker dealer which transacts customer trades primarily in securities and mutual funds. In addition to selling the Company's proprietary investment products, MSC provides customers of the Company's protection and accumulation products access to other non-proprietary investment products (including stocks, bonds, limited partnership interests, tax-exempt unit investment trusts and other investment securities).


--------------------------------------------------------------------------------

Exhibit 12
(Unaudited)





               RETAIL BROKERAGE AND INVESTMENT BANKING
                        INCOME STATEMENT DATA

----------------------------------------------------------------------------------------------------------------------
                                                        Three-Months Ended                     Six-Months Ended
                                                             June 30,                              June 30,
                                                     2001(1)            2000              2001(1)               2000
                                                                        ----                                    ----
                                                           ($ millions)                            ($ millions)

----------------------------------------------------------------------------------------------------------------------
REVENUES:
Net investment income                                   2.1               0.1                 3.1                 0.1
Retail Brokerage and Investment Banking                99.8              16.0               170.9                34.4
                                                   --------          --------            --------             -------
     Total revenues                                   101.9              16.1               174.0                34.5
                                                   --------          --------            --------             -------
BENEFITS AND EXPENSES:
Other operating costs and expenses                    104.0              16.6               177.8                34.7
                                                   --------          --------            --------             -------
    Total benefits and expenses                       104.0              16.6               177.8                34.7
                                                   --------          --------            --------             -------
Pre-tax operating income                               (2.1)             (0.5)               (3.8)               (0.2)
Net realized gains on investments                         -               0.2                (0.2)                0.3
                                                   --------          --------            --------             -------
Pre-tax income                                     $   (2.1)         $   (0.3)           $   (4.0)            $   0.1
                                                   ========          ========            ========             =======

--------------------------------------------------------------------------------

(1) Includes Advest results for the 5 month period ended June 30, 2001 and Matrix for the 6 month period ended June 30, 2001. Advest was acquired by the MONY Group on January 31, 2001. Matrix was acquired on January 1, 2001.

Exhibit 13
(Unaudited)

        RETAIL BROKERAGE AND INVESTMENT BANKING
                INCOME STATEMENT DETAIL


                                                              Three Months Ended           Six Months Ended
                                                                   June 30,                    June 30,
                                                             --------------------        --------------------
                                                              2001          2000          2001          2000
                                                             ------        ------        ------        ------
REVENUES:
Commissions                                                  $ 39.6        $ 16.0        $ 67.4        $ 34.3
Interest                                                       16.8             -          29.6           0.1
Principal transactions                                         23.1             -          38.0             -
Asset management and administration                             5.0             -           7.4             -
Investment banking                                             12.7             -          22.4             -
Other                                                           4.7           0.3           9.0           0.4
                                                             ------        ------        ------        ------
     Total revenues                                           101.9          16.3         173.8          34.8
EXPENSES:
Compensation                                                   52.1           1.3          87.6           2.2
Interest                                                        0.4             -           0.7             -
Goodwill and other intangible amortization                      3.4           0.2           5.8           0.3
Other                                                          48.1          15.1          83.7          32.2
                                                             ------        ------        ------         -----
    Total expenses                                            104.0          16.6         177.8          34.7
                                                             ------        ------        ------         -----

Pre-tax  income                                              $ (2.1)       $ (0.3)       $ (4.0)        $ 0.1
                                                             ======        ======        ======         =====

--------------------------------------------------------------------------------

                                               ADVEST - NET INTEREST                            ADVEST - NET INTEREST
                                                Three-Months Ended                                Five Months Ended
                                        June 30 2001           June 30 2000              June 30 2001            June 30 2000
                                       ----------------     -------------------       ------------------      -------------------
Net Interest Income -
Interest Income:
  Brokerage customers                     7.9     42.0%     $ 12.7        49.0%        $ 14.1      43.4%      $ 20.3        49.2%
  Stock borrowed                          7.3     38.8%       11.5        44.4%          13.5      41.5%        18.2        44.1%
  Investments                             0.2      1.1%        0.3         1.2%           0.4       1.2%         0.6         1.5%
  Security inventory                      1.9     10.1%        1.1         4.2%           2.8       8.6%         1.7         4.1%
  Other                                   1.5      8.0%        0.3         1.2%           1.7       5.2%         0.5         1.2%
                                       ----------------     -------------------        -----------------      -------------------
                                       $ 18.8    100.0%     $ 25.9       100.0%        $ 32.5     100.0%      $ 41.3       100.0%
                                       ----------------     -------------------        -----------------      -------------------
Interest Expense:
  Stock loaned                            7.5     59.5%       11.9        64.0%        $ 13.6      60.2%      $ 18.1        61.6%
  Brokerage customers                     1.1      8.7%        2.7        14.5%           2.3      10.2%         4.5        15.3%
  Borrowings                              3.9     31.0%        3.9        21.0%           6.6      29.2%         6.6        22.4%
  Other                                   0.1      0.8%        0.1         0.5%           0.1       0.4%         0.2         0.7%
                                      ----------------     -------------------        -----------------      -------------------
                                         12.6    100.0%       18.6       100.0%          22.6     100.0%        29.4       100.0%
                                      ----------------     -------------------        -----------------      -------------------
Net interest income                   $   6.2     33.0%    $   7.3        28.2%       $   9.9      30.5%     $  11.9        28.8%
                                      ================     ===================        =================      ===================


                ADVEST STATISTICAL DATA

                                                                      As of
                                                                  June 30, 2001
                                                                 ---------------

Client Assets (in millions)                                          $ 27,024.0

Number of Client Accounts (in thousands)                                    258

Assets managed under fee-based programs (AUM) (in millions)           $ 6,657.0

Exhibit 14

                              OTHER PRODUCT SEGMENT

--------------------------------------------------------------------------------


The Company's Other Products segment primarily consists of an insurance brokerage operation and the Run-Off businesses. The insurance brokerage operation provides the Company's career agency sales force with access to non-variable life, annuity, small group health and specialty insurance products written by other carriers to meet the insurance and investment needs of its customers. The Run-Off Businesses primarily consist of group life and health insurance as well as the group pension business that was not included in the Group Pension Transaction.


--------------------------------------------------------------------------------



                               RECONCILING AMOUNTS

--------------------------------------------------------------------------------


The reconciling amounts include certain benefits for Company benefit plans, the results of the holding company and certain non-recurring items.


--------------------------------------------------------------------------------

Exhibit 15
(Unaudited)

                   OTHER/RECONCILING PRODUCTS SEGMENT
                         INCOME STATEMENT DATA


------------------------------------------------------------------------------------------------------------------------------------
                                                                             Three-Months Ended             Six-Months Ended
                                                                                  June 30,                        June 30,
                                                                           2001               2000        2001             2000
                                                                           ----               ----        ----             ----
                                                                                   ($ millions)                   ($ millions)
------------------------------------------------------------------------------------------------------------------------------------

REVENUES:
Premiums                                                                  $   2.5          $   1.8        $   4.7          $   4.2
Universal life and investment-type product policy fees                        0.9              0.1            0.9              0.8
Net investment income                                                        17.0             19.4           32.4             51.8
Other income                                                                  6.1              5.9           12.4             11.7
                                                                          -------          -------        -------          -------
     Total revenues                                                          26.5             27.2           50.4             68.5
                                                                          -------          -------        -------          -------
BENEFITS AND EXPENSES:
Benefits to policyholders                                                     4.4              6.0           13.1             11.0
Interest credited to policyholder account balances                            2.1              2.0            4.6              4.5
Dividends to policyholders                                                    0.4              0.4            0.6              0.6
Other operating costs and expenses                                           25.0             16.4           47.7             28.3
                                                                          -------          -------        -------          -------
    Total benefits and expenses                                              31.9             24.8           66.0             44.4
                                                                          -------          -------        -------          -------

Pre-tax operating income                                                     (5.4)             2.4          (15.6)            24.1
Net realized gains on investments                                            (0.5)            (0.8)          (0.6)             2.9
                                                                          -------          -------        -------          -------
Pre-tax income                                                            $  (5.9)         $   1.6        $ (16.2)         $  27.0
                                                                          =======          =======        =======          =======

                                   INVESTMENTS



             ALL INVESTMENT DATA PRESENTED IN THE FOLLOWING SECTION

                  INCLUDES INVESTED ASSETS IN THE CLOSED BLOCK

Exhibit 17
(Unaudited)

                 CONSOLIDATED GAAP INVESTED ASSETS

--------------------------------------------------------------------------------------------------------------
                                                                  As of                       As of
                                                               June 30, 2001             December 31, 2000
                                                       Carrying            % of        Carrying          % of
                                                          Value           Total           Value         Total
                                                          -----           -----           -----         -----
INVESTED ASSETS                                                             ($ Millions)
--------------------------------------------------------------------------------------------------------------
Fixed Maturities, Available for Sale                  $ 6,524.7           59.3%      $  6,693.0         59.6%
Fixed Maturities, Held to Maturity                          2.7            0.0%               -          0.0%
Equity Securities, Available for Sale                     327.3            3.0%           328.6          2.9%
Mortgage Loans on Real Estate                           1,759.1           16.0%         1,754.7         15.6%
Policy Loans                                            1,252.6           11.4%         1,264.6         11.3%
Real Estate to be Disposed Of                             170.4            1.5%           171.3          1.6%
Real Estate Held for Investment                            47.3            0.4%            40.7          0.4%
Other Invested Assets                                     153.7            1.4%           100.0          0.9%
Cash and Equivalents                                      760.7            6.9%           869.6          7.7%
                                                      ---------          -----       ----------        -----
    Invested Assets, excluding Trading Securities     $10,998.5          100.0%      $ 11,222.5        100.0%
                                                                         =====                         =====
Trading Securities                                        454.5                               -
Trading Securities, Pledged as Collateral                 186.0                               -
                                                      ---------                      ----------
   Total Trading Securities                               640.5                               -
                                                      ---------                      ----------
    Total Invested Assets                              11,639.0                        11,222.5
                                                      =========                      ==========

-------------------------------------------------------------------------------
The Exhibit above includes invested assets in the Closed Block.

Exhibit 18
(Unaudited)


                      INVESTMENT RESULTS BY ASSET CATEGORY

                                                  Three Months Ended  Three Months Ended     Six Months Ended     Six Months Ended
                                                     June 30, 2001      June 30, 2000          June 30, 2001        June 30, 2000
                                                  Yield(2)   Amount   Yield(2)    Amount     Yield(1)   Amount    Yield(1)   Amount
                                                  --------   ------   --------    ------     --------   ------    --------   ------
                                                     ($ millions)         ($ millions)         ($ millions)         ($ millions)
FIXED MATURITIES
Investment Income                                    7.4% $    122.3     7.4% $   123.5       7.5% $    247.8       7.3% $    246.0
Realized Gains (losses)                              0.2%        2.8    -0.6%      (9.8)      0.2%        7.5      -0.4%      (12.8)
   Total                                             7.6% $    125.1     6.8% $   113.7       7.7% $    255.3       7.0% $    233.2
                                                 -----------------------------------------------------------------------------------
Ending Assets                                             $  6,495.1          $ 6,641.4            $  6,495.1            $  6,641.4
                                                 -----------------------------------------------------------------------------------
EQUITY SECURITIES
Investment Income                                    7.9% $      6.4    34.1% $    44.7       1.1% $      1.8      80.4% $    211.4
Realized Gains (losses)                             -4.6%       (3.7)   -2.4%      (3.1)     -3.2%       (5.3)      6.5%       17.1
   Total                                             3.3% $      2.7    31.7% $    41.6      -2.2% $     (3.5)     86.8% $    228.4
                                                 -----------------------------------------------------------------------------------
Ending Assets                                             $    327.3          $   532.5            $    327.3            $    532.5
                                                 -----------------------------------------------------------------------------------
MORTGAGE LOANS
Investment Income                                    7.9% $     34.0     8.1% $    37.6       7.9% $     69.4       8.1% $     73.0
Realized Gains (losses)                              0.8%        3.5     0.2%       0.7       0.6%        5.2       0.3%        2.8
   Total                                             8.7% $     37.5     8.3% $    38.3       8.5% $     74.6       8.5% $     75.8
                                                 -----------------------------------------------------------------------------------
Ending Assets                                             $  1,759.1          $ 1,868.9            $  1,759.1            $  1,868.9
                                                 -----------------------------------------------------------------------------------
REAL ESTATE (3)
Investment Income                                   10.3% $      5.5     7.9% $     7.4       7.7% $      8.3       7.6% $     14.2
Realized Gains (losses)                             -1.8%       (1.0)    3.3%       3.1      -2.4%       (2.5)      1.4%        2.6
   Total                                             8.4% $      4.6    11.2% $    10.5       5.3%      $ 5.7       9.0% $     16.8
                                                 -----------------------------------------------------------------------------------
Ending Assets                                             $    217.7          $   376.3            $    217.7            $    376.3
                                                 -----------------------------------------------------------------------------------
POLICY LOANS
Investment Income                                    6.7% $     21.0     6.8% $    21.3       6.8% $     43.0       6.7% $     42.5
Realized Gains (losses)                              0.0%          -     0.0%         -       0.0%          -       0.0%          -
   Total                                             6.7% $     21.0     6.8% $    21.3       6.8% $     43.0       6.7% $     42.5
                                                 -----------------------------------------------------------------------------------
Ending Assets                                             $  1,252.6          $ 1,260.0            $  1,252.6            $  1,260.0
                                                 -----------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
Investment Income                                    4.7% $      7.8     6.7% $     5.4       5.2% $     19.5       6.4% $     11.3
Realized Gains (losses)                              0.0%        0.0     0.4%       0.3       0.0%        0.0       0.2%        0.3
   Total                                             4.7% $      7.8     7.2% $     5.7       5.2% $     19.5       6.6% $     11.7
                                                 -----------------------------------------------------------------------------------
Ending Assets                                             $    760.7          $   222.2            $    760.7            $    222.2
                                                 -----------------------------------------------------------------------------------
OTHER INVESTED ASSETS
Investment Income                                    4.5% $      1.4     3.7% $     0.7       4.3% $      2.7       8.9% $      2.5
Realized Gains (losses)                              4.3%        1.3    -0.8%      (0.2)      0.9%        0.6      -0.9%       (0.3)
   Total                                             8.8% $      2.7     2.8% $     0.5       5.2% $      3.3       8.0% $      2.3
                                                 -----------------------------------------------------------------------------------
Ending Assets                                             $    153.7          $    76.7            $    153.7            $     76.7
                                                 -----------------------------------------------------------------------------------
TOTAL BEFORE INVESTMENT EXPENSES
Investment Income                                    7.2% $    198.3     8.7% $   240.5       7.1% $    392.4      10.9% $    600.9
Realized Gains (losses)                              0.1%        3.0    -0.3%      (8.9)      0.1%        5.5       0.2%        9.7
   Total                                             7.4% $    201.3     8.3% $   231.7       7.2% $    397.9      11.0% $    610.7
                                                 -----------------------------------------------------------------------------------
Ending Assets                                             $ 10,966.2          $10,977.9            $ 10,966.2            $ 10,977.9
                                                 -----------------------------------------------------------------------------------
Other Fee Income                                     0.0% $      1.0     0.0% $     0.9       0.0% $      2.2       0.0% $      2.2
Investment expense                                  -0.4% $     (9.9)   -0.4% $   (12.0)     -0.4% $    (21.4)     -0.4% $    (21.8)
TOTAL AFTER INVESTMENT EXPENSES
Investment Income                                    6.9% $    189.4     8.3% $   229.4       6.7% $    373.2      10.5% $    581.3
Realized Gains (losses)                              0.1%        3.0    -0.3%      (8.9)      0.1%        5.5       0.2%        9.7
   Total                                             7.0% $    192.4     7.9% $   220.5       6.8% $    378.7      10.7% $    591.1
                                                 -----------------------------------------------------------------------------------
Ending Assets                                               10,966.2           10,977.9              10,966.2              10,977.9
                                                 -----------------------------------------------------------------------------------
Net unrealized gains (losses) on fixed maturities               32.4             (222.5)                 32.2                (222.5)
                                                 -----------------------------------------------------------------------------------

    Total invested assets (4)                             $ 10,998.5          $10,755.5            $ 10,998.5            $ 10,755.5
                                                 ===================================================================================

----------------------------------------------------------------------------------------------------------------
                                                        Year Ended            Year Ended         Year Ended
                                                    December 31, 2000      December 31, 1999  December 31, 1998
                                                    Yield(1)    Amount     Yield(1)   Amount  Yield(1)    Amount
                                                    --------    ------     --------   ------  --------    ------
                                                       ($millions)
----------------------------------------------------------------------------------------------------------------
FIXED MATURITIES
Investment Income                                       7.4%  $    495.4     7.2% $   477.7    7.4% $    448.7
Realized Gains (losses)                                -0.4%       (30.1)   -0.1%      (8.6)   0.1%        8.5
   Total                                                6.9%  $    465.3     7.1% $   469.1    7.5% $    457.2
                                                  -------------------------------------------------------------
Ending Assets                                                 $  6,702.7          $ 6,752.6         $  6,453.5
                                                  -------------------------------------------------------------
EQUITY SECURITIES
Investment Income                                      56.4%  $    239.4    39.7% $   194.2   13.5% $     53.6
Realized Gains (losses)                                 5.1%        21.6    15.6%      76.0    1.7%        6.9
   Total                                               61.5%  $    261.0    55.3% $   270.2   15.2% $     60.5
                                                  -------------------------------------------------------------
Ending Assets                                                 $    328.6          $   519.8         $    457.2
                                                  -------------------------------------------------------------
MORTGAGE LOANS
Investment Income                                       8.3%  $    144.4     8.2% $   127.7    8.7% $    124.1
Realized Gains (losses)                                 1.1%        19.8     0.0%       0.8    0.5%        7.6
   Total                                                9.5%  $    164.1     8.2% $   128.5    9.2% $    131.7
                                                  -------------------------------------------------------------
Ending Assets                                                 $  1,754.7          $ 1,713.4         $  1,420.0
                                                  -------------------------------------------------------------
REAL ESTATE (3)
Investment Income                                       7.0%  $     20.4     7.0% $    35.0    5.0% $     44.4
Realized Gains (losses)                                 9.2%        26.7    10.4%      52.0   14.6%      127.6
   Total                                               16.2%  $     47.1    17.4% $    87.0   19.6% $    172.0
                                                  -------------------------------------------------------------
Ending Assets                                                 $    212.0          $   369.1         $    634.2
                                                  -------------------------------------------------------------
POLICY LOANS
Investment Income                                       6.8%  $     86.6     6.5% $    81.9    6.6% $     82.4
Realized Gains (losses)                                 0.0%           -     0.0%         -    0.0%          -
   Total                                                6.8%  $     86.6     6.5% $    81.9    6.6% $     82.4
                                                  -------------------------------------------------------------
Ending Assets                                                 $  1,264.6          $ 1,268.2         $  1,269.6
                                                  -------------------------------------------------------------
CASH AND CASH EQUIVALENTS
Investment Income                                       6.6%  $     28.2     4.1% $    17.3    4.8% $     18.8
Realized Gains (losses)                                 0.0%        (0.0)    0.0%         -    0.0%          -
   Total                                                6.6%  $     28.2     4.1% $    17.3    4.8% $     18.8
                                                  -------------------------------------------------------------
Ending Assets                                                 $    869.6          $   377.1         $    463.5
                                                  -------------------------------------------------------------
OTHER INVESTED ASSETS
Investment Income                                       5.9%  $      4.1    -0.5% $    (0.2)   1.8% $      1.0
Realized Gains (losses)                                -0.7%        (0.5)   12.4%       4.9   37.5%       20.5
   Total                                                5.3%  $      3.6    11.9% $     4.7   39.3% $     21.5
                                                  -------------------------------------------------------------
Ending Assets                                                 $    100.0          $    38.0         $     40.7
                                                  -------------------------------------------------------------
TOTAL BEFORE INVESTMENT EXPENSES
Investment Income                                       9.1%  $  1,018.4     8.6% $   933.6    7.4% $    773.0
Realized Gains (losses)                                 0.3%        37.5     1.1%     125.1    1.6%      171.1
   Total                                                9.5%  $  1,055.9     9.7% $ 1,058.7    9.0% $    944.1
                                                  -------------------------------------------------------------
Ending Assets                                                 $ 11,232.2          $11,038.2         $ 10,738.7
                                                  -------------------------------------------------------------
Other Fee Income                                        0.0%       $ 4.0     0.0%     $ 4.2    0.1% $      4.8
Investment expense                                     -0.4%  $    (44.3)   -0.3% $   (35.5)  -0.4% $    (42.1)
TOTAL AFTER INVESTMENT EXPENSES
Investment Income                                       8.8%  $    978.1     8.3% $   902.3    7.0% $    735.7
Realized Gains (losses)                                 0.3%        37.5     1.1%     125.1    1.6%      171.1
   Total                                                9.1%  $  1,015.6     9.4% $ 1,027.4    8.6% $    906.8
                                                  -------------------------------------------------------------
Ending Assets                                                   11,232.2           11,038.2           10,738.7
                                                  -------------------------------------------------------------
Net unrealized gains (losses) on fixed maturities                   (9.8)            (206.4)             252.5
                                                  -------------------------------------------------------------
    Total invested assets (4)                                 $ 11,222.5          $10,831.8         $ 10,991.2
                                                  -------------------------------------------------------------

--------------------------------------------------------------------------------
(1) Yields are based on annual average asset carrying values, excluding unrealized gains (losses) in the fixed maturity asset category.
(2) Yields are based on quarterly average asset carrying values, excluding unrealized gains (losses) in the fixed maturity asset category.
(3) Equity real estate income is shown net of operating expenses, depreciation and minority interest.
(4) Trading portfolio balances of $640.5 million as of June 30, 2001and results are excluded from the yield calculation.

Exhibit 19A
(Unaudited)

                           FIXED MATURITIES BY CREDIT QUALITY

PUBLIC FIXED MATURITIES BY CREDIT QUALITY

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Quarter Ended                           Year Ended
                                                                     June 30, 2001                        December 31, 2000
       NAIC         Rating Agency                         Amortized       % of      Estimated      Amortized      % of    Estimated
      Rating        Equivalent Designation                  Cost          Total    Fair Value        Cost        Total   Fair Value
      ------        ----------------------                  ----          -----    ----------        ----        -----   ----------
                                                                        ($ millions)
------------------------------------------------------------------------------------------------------------------------------------

         1          Aaa/Aa/A                              $ 2,555.8       73.6%     $ 2,576.2    $ 2,664.8      74.2%      $ 2,671.6
         2          Baa                                       730.7       20.9%         731.1        775.2      21.3%          759.9
         3          Ba                                        147.6        4.2%         145.6        133.2       3.5%          125.5
         4          B                                          30.1        0.8%          27.6         30.2       0.7%           25.1
         5          Caa and lower                               6.0        0.2%           7.4         10.8       0.2%            7.6
         6          In or near default                          4.0        0.1%           4.3          1.8       0.0%            1.6
                                                          ---------       ----      ---------    ---------     -----       ---------
                    Subtotal                                3,474.2       99.8%       3,492.2      3,616.0     100.0%        3,591.3
                    Redeemable preferred stock                  6.0        0.2%           5.8          1.0       0.0%            0.8
                                                          ---------      -----      ---------    ---------     -----       ---------

                    Total Public Fixed
                    Maturities                            $ 3,480.2      100.0%     $ 3,498.0    $ 3,617.0     100.0%      $ 3,592.1
                                                          =========      =====      =========    =========     =====       =========


PRIVATE FIXED MATURITIES BY CREDIT QUALITY

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Quarter Ended                           Year Ended
                                                                     June 30, 2001                        December 31, 2000
       NAIC         Rating Agency                         Amortized       % of      Estimated      Amortized      % of    Estimated
      Rating        Equivalent Designation                  Cost          Total    Fair Value        Cost        Total   Fair Value
      ------        ----------------------                  ----          -----    ----------        ----        -----   ----------
                                                                        ($ millions)                           ($ millions)
------------------------------------------------------------------------------------------------------------------------------------
         1          Aaa/Aa/A                              $ 1,032.9       34.5%     $ 1,046.1    $ 1,074.9      34.9%      $ 1,086.3
         2          Baa                                     1,606.5       53.2%       1,612.3      1,614.6      52.7%        1,628.8
         3          Ba                                        304.5       10.0%         302.7        309.7       9.7%          302.2
         4          B                                          42.0        1.3%          39.0         50.0       1.6%           48.5
         5          Caa and lower                               7.6        0.3%           7.6          9.9       0.4%            9.9
         6          In or near default                          -          0.0%           0.7          0.2       0.0%            0.2
                                                          ---------      -----      ---------    ---------     -----       ---------
                    Subtotal                                2,993.5       99.3%       3,008.4      3,059.3      99.2%        3,075.9
                    Redeemable preferred stock                 21.4        0.7%          21.0         26.4       0.8%           25.0
                                                          ---------      -----      ---------    ---------     -----       ---------

                    Total Private Fixed
                    Maturities                            $ 3,014.9      100.0%     $ 3,029.4    $ 3,085.7     100.0%      $ 3,100.9
                                                          =========      =====      =========    =========     =====       =========

TOTAL FIXED MATURITIES BY CREDIT QUALITY

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Quarter Ended                           Year Ended
                                                                     June 30, 2001                        December 31, 2000
       NAIC         Rating Agency                         Amortized       % of      Estimated      Amortized      % of    Estimated
      Rating        Equivalent Designation                  Cost          Total    Fair Value        Cost        Total   Fair Value
      ------        ----------------------                  ----          -----    ----------        ----        -----   ----------
                                                                       ($ millions)                           ($ millions)
------------------------------------------------------------------------------------------------------------------------------------
         1          Aaa/Aa/A                              $ 3,588.7       55.5%     $ 3,622.3    $ 3,739.7      56.1%      $ 3,757.9
         2          Baa                                     2,337.2       35.9%       2,343.4      2,389.8      35.7%        2,388.7
         3          Ba                                        452.1        6.9%         448.3        442.9       6.4%          427.7
         4          B                                          72.1        1.0%          66.6         80.2       1.1%           73.6
         5          Caa and lower                              13.6        0.2%          15.0         20.7       0.3%           17.5
         6          In or near default                          4.0        0.1%           5.0          2.0       0.0%            1.8
                                                          ---------      -----      ---------    ---------     -----       ---------
                    Subtotal                                6,467.7       99.6%       6,500.6      6,675.3      99.6%        6,667.2
                    Redeemable preferred stock                 27.4        0.4%          26.8         27.4       0.4%           25.8
                                                          ---------      -----      ---------    ---------     -----       ---------

                    Total Fixed
                    Maturities                            $ 6,495.1      100.0%     $ 6,527.4    $ 6,702.7     100.0%      $ 6,693.0
                                                          =========      =====      =========    =========     =====       =========


------------------------------------------------------------------------------------------------------------------------------------

The Exhibit above includes invested assets in the Closed Block.


  Excludes Trading Portfolio Assets.

Exhibit 19B
(Unaudited)



                                                           FIXED MATURITIES BY INDUSTRY

----------------------------------------------------------------------------------------------------------------------------------

                                                                      June 30, 2001
                                                                      -------------
                                                                       ($ millions)
----------------------------------------------------------------------------------------------------------------------------------

Industry                                       Public           %         Private            %          Total                   %
--------                                       ------           -         -------            -          -----                   -
Consumer Goods & Services                     $ 386.6       11.0%         $ 689.0        22.7%      $ 1,075.6               16.5%
Non-Government-Asset/Mortgage Backed            478.1       13.7%           268.2         8.9%          746.3               11.4%
Public Utilities                                421.6       12.1%           302.4        10.0%          724.0               11.1%
Other Manufacturing                             176.6        5.0%           483.5        16.0%          660.1               10.1%
Financial Services                              207.4        5.9%           394.9        13.0%          602.3                9.2%
Transportation/Aerospace                        294.7        8.4%           185.2         6.2%          479.9                7.4%
Banks                                           415.1       11.9%            37.3         1.2%          452.4                6.9%
Energy                                          201.7        5.8%           215.8         7.1%          417.5                6.4%
Government & Agency                             331.8        9.5%             0.2         0.0%          332.0                5.1%
Nat/Res/Manuf(non-energy)                        75.8        2.2%           274.0         9.0%          349.8                5.4%
Mortgage Backed-Government & Agency             315.8        9.0%             3.0         0.1%          318.8                4.9%
Telecommunications                               80.9        2.3%            23.9         0.8%          104.8                1.6%
Other                                            89.6        2.6%            16.4         0.5%          106.0                1.6%
Media/Adver/Printing                             21.3        0.6%            71.5         2.4%           92.8                1.4%
Cable Television                                  1.0        0.0%            34.0         1.1%           35.0                0.5%
Bank Holding Companies                            0.0        0.0%            30.1         1.0%           30.1                0.5%
                                           ---------------------------------------------------------------------      ------------
    Total                                     3,498.0      100.0%         3,029.4       100.0%        6,527.4              100.0%
                                           =====================================================================      ============

                                                                     December 31, 2000
                                                                     -----------------
                                                                       ($ millions)
----------------------------------------------------------------------------------------------------------------------------------
Industry                                       Public           %         Private            %          Total                   %
--------                                       ------           -         -------            -          -----                   -
Consumer Goods & Services                     $ 352.5        9.8%         $ 690.4        22.2%      $ 1,042.9               15.6%
Non-Government-Asset/Mortgage Backed            469.6       13.1%           295.4         9.5%          765.0               11.4%
Public Utilities                                437.6       12.2%           322.9        10.4%          760.5               11.4%
Other Manufacturing                             190.6        5.3%           483.9        15.6%          674.5               10.1%
Financial Services                              219.4        6.1%           408.3        13.2%          627.7                9.4%
Transportation/Aerospace                        291.9        8.1%           189.0         6.1%          480.9                7.2%
Energy                                          219.5        6.1%           235.1         7.6%          454.6                6.8%
Banks                                           410.7       11.5%            37.3         1.2%          448.0                6.7%
Government & Agency                             366.1       10.2%             0.2         0.0%          366.3                5.5%
Nat/Res/Manuf(non-energy)                        82.1        2.3%           268.6         8.7%          350.7                5.2%
Mortgage Backed-Government & Agency             335.8        9.3%             3.1         0.1%          338.9                5.1%
Telecommunications                              114.7        3.2%            32.6         1.1%          147.3                2.2%
Other                                            79.8        2.2%            21.5         0.7%          101.3                1.5%
Media/Adver/Printing                             20.7        0.6%            65.3         2.1%           86.0                1.3%
Bank Holding Companies                            0.0        0.0%            32.5         1.0%           32.5                0.5%
Cable Television                                  1.0        0.0%            14.9         0.5%           15.9                0.2%
                                           ---------------------------------------------------------------------      ------------
    Total                                     3,592.0      100.0%         3,101.0       100.0%        6,693.0              100.0%
                                           =====================================================================      ============



The Exhibit above includes invested assets in the Closed Block.
Excludes Trading Portfolio Assets.

Exhibit 19C
(Unaudited)

                         VENTURE CAPITAL PARTNERSHIP INVESTMENTS

VENTURE CAPITAL PARTNERSHIP INVESTMENTS:

---------------------------------------------------------------------------------------------------------------------

                                                                  June 30, 2001                   December 31, 2000
                                                                 ($ in millions)                   ($ in millions)
---------------------------------------------------------------------------------------------------------------------
Equity Method
    Public common stock                                          $          20.7                   $        47.8
    Private common stock                                                   113.7                            97.2
                                                                -----------------                 ---------------
        Sub-total                                                $         134.4                   $       145.0

Cost Method
    Public common stock                                          $          19.4                   $        26.8
    Private common stock                                                   113.6                           106.2
                                                                -----------------                 ---------------
        Sub-total                                                $         133.0                   $       133.0
                                                                -----------------                 ---------------
Total Venture Capital Partnership Investments                    $         267.4                   $       278.0
                                                                =================                 ===============



VENTURE CAPITAL PARTNERSHIP INVESTMENTS BY SECTOR:

----------------------------------------------------------------------------------------------------------------------------

                                                                        June 30, 2001                  December 31, 2000
                                                                --------------------------        --------------------------
                                                                  ($ Millions)           %          ($ Millions)          %

----------------------------------------------------------------------------------------------------------------------------
Information Technology                                           $         138.2     51.7%         $       144.1      51.8%
Domestic LBO                                                                48.7     18.1%                  50.8      18.3%
Life Sciences                                                               21.1      7.9%                  21.0       7.6%
Telecommunications                                                          10.7      4.0%                  15.9       5.7%
International LBO                                                           19.2      7.2%                  18.2       6.6%
Merchant Banking                                                            12.8      4.8%                  13.7       4.9%
Other                                                                       16.7      6.2%                  14.3       5.1%
                                                                -----------------     ---         ---------------      ---
Total Venture Capital Partnership Investments by Sector          $         267.4    100.0%         $       278.0     100.0%
                                                                =================   =====         ===============    =====

Exhibit 20
(Unaudited)

    PROBLEM, POTENTIAL PROBLEM AND RESTRUCTURED COMMERCIAL
                        MORTGAGES AT CARRYING VALUE

--------------------------------------------------------------------------------
                                                        June 30,        Dec. 31,
                                                          2001            2000
                                                          ----            ----
                                                             ($ millions)
--------------------------------------------------------------------------------
Total Commercial Mortgages                            $  1,444.4     $  1,443.3
                                                      ==========     ==========

Problem commercial mortgages (1)                            13.6           14.8
Potential problem commercial mortgages                      75.3           64.7
Restructured commercial mortgages                           69.3           75.6
                                                      ----------     ----------
Total problem, potential problem & restructured
    commercial mortgages                              $    158.2     $    155.1
                                                      ==========     ==========
Total problem, potential problem & restructured
    commercial mortgages as % of
    total commercial mortgages                              11.0%          10.7%
                                                            ====           ====
Valuation allowances/writedowns (2)
   Problem loans                                      $       --     $      0.4
   Potential problem loans                                  13.4           14.3
   Restructured loans                                        6.4            7.7
                                                      ----------     ----------
Total valuation allowances/writedowns                 $     19.8     $     22.4
                                                      ==========     ==========
Total valuation allowances as a percent of problem
   problem, potential problem and restructured
   commercial mortgages at carrying value before
   valuation allowances and writedowns                      11.1%          12.6%
                                                            ====           ====

--------------------------------------------------------------------------------

(1) Problem commercial mortgages include delinquent loans and mortgage loans in foreclosure.

(2) Includes impairment writedowns recorded prior to adoption of SFAS No. 114, Accounting by Creditors for Impairment of a Loan.

The Exhibit above includes invested assets in the Closed Block.

Exhibit 21A
(Unaudited)


                                            EQUITY REAL ESTATE

-------------------------------------------------------------------------------------

                                         June 30              Dec 31,
                                           2001                2000
                                           ----                ----
                                                 ($ millions)
-------------------------------------------------------------------------------------
TYPE
Real estate                              $   53.6            $    54.2
Joint ventures                              123.3                116.3
                                        ----------          -----------
   Subtotal                                 176.9                170.5
Foreclosed                                   40.8                 41.5
                                        ----------          -----------
   Total                                 $  217.7            $   212.0
                                        ==========          ===========

---------------------------------------------------------------------------------------------------------     ------------
                                              Three Months Ended                   Six Months Ended            Year Ended
                                                   June 30                             June 30,                  Dec 31,
                                          2001                2000               2001            2000             2000
                                          ----                ----               ----            ----             ----
                                       ($ millions)                          ($ millions)                     ($ millions)
---------------------------------------------------------------------------------------------------------     ------------
Sales Proceeds                           $      -            $     4.7          $      7.7     $     5.0       $    214.0
Carrying value at date of sale                  -                  2.8                 8.0           3.0            182.9
                                        ==========          ===========        ============   ===========     ============
Gain (loss)                              $      -            $     1.9          $     (0.3)    $     2.0       $     31.1
                                        ==========          ===========        ============   ===========     ============

Exhibit 21B
(Unaudited)





                            MORTGAGES AND REAL ESTATE




--------------------------------------------------------------------------------

                                     June 30, 2001            Dec 31, 2000
                                     -------------            ------------
                                     ($ millions)             ($ millions)
--------------------------------------------------------------------------------
Geographic Region
Southeast                    $   428.1           21.6%    $    420.3       21.4%
West                             340.0           17.2%         341.0       17.3%
Northeast                        326.5           16.5%         337.9       17.2%
Mountain                         435.2           22.1%         430.0       21.9%
Midwest                          327.7           16.5%         322.8       16.4%
Southwest                        119.3            6.0%         114.7        5.8%
                             ---------          -----     ----------       ----
                             $ 1,976.8            100%    $  1,966.7        100%
                             =========          =====     ==========       ----


                                    June 30, 2001             Dec 31, 2000
                                    -------------             ------------
                                    ($ millions)             ($ millions)
--------------------------------------------------------------------------------

Property Type:
Office Buildings             $   837.8           42.3%    $    853.4       43.4%
Agricultural                     314.6           15.9%         311.3       15.8%
Hotel                            281.4           14.2%         287.6       14.6%
Retail                           160.2            8.1%         147.4        7.5%
Industrial                       156.1            7.9%         133.6        6.8%
Other                            125.2            6.3%         133.0        6.8%
Apartment Buildings              101.5            5.1%         100.4        5.1%
                             ---------          -----     ----------       ----
                             $ 1,976.8            100%    $  1,966.7        100%
                             =========          =====     ==========       ----

The Exhibit above includes invested assets in the Closed Block.

Exhibit 22
(Unaudited)


                                                                                     HISTORICAL QUARTERLY DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                             Q2'01        Q1'01         2000        Q4'00        Q3'00        Q2'00
                                                                             ($ millions, except per share amounts)
------------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                               $     173.4  $     165.1   $     700.5  $     196.5  $     162.5 $     176.5
Universal life and investment-type product policy fees        52.3         49.7         205.8         48.8         51.2        55.9
Net investment income                                        189.5        183.7         978.1        165.2        231.6       229.5
Net realized gains on investments                                3          2.5          37.5          4.9         22.9        (8.9)
Group pension profits                                          9.3          9.9          37.1          8.1         10.8         8.1
Retail Brokerage and Investment Banking                       99.8         71.1          59.8         13.1         12.3        16.0
Other income                                                  41.7         30.3         163.5         36.2         40.0        46.1
                                                       -----------------------------------------------------------------------------
     Total revenues                                          569.0        512.3       2,182.3        472.8        531.3       523.2
                                                       -----------------------------------------------------------------------------
BENEFITS AND EXPENSES:
Benefits to policyholders                                    194.5        197.7         787.8        210.7        194.0       202.4
Interest credited to policyholder account balances              27         28.3         110.6         27.5         28.9        25.8
Amortization of deferred policy acquisition costs             28.3         37.2         139.1         33.7         30.7        37.2
Dividends to policyholders                                    60.6         54.6         235.5         64.6         61.0        52.7
Demutualization Expense
Other operating costs and expenses                           226.8        174.2         513.2        124.2        116.4       133.6
                                                       -----------------------------------------------------------------------------
    Total benefits and expenses                              537.2        492.0       1,786.2        460.7        431.0       451.7
                                                       -----------------------------------------------------------------------------
Income before income taxes and extraordinary item             31.8         20.3         396.1         12.1        100.3        71.5
Income tax expense                                             9.5          7.0         133.8          3.0         33.1        23.4
                                                       -----------------------------------------------------------------------------
Income before extraordinary item                              22.3         13.3         262.3          9.1         67.2        48.1
Extraordinary item                                               -            -         (37.7)           -         (1.0)          -
                                                       -----------------------------------------------------------------------------
Net income                                             $      22.3  $      13.3   $     224.6  $       9.1  $      66.2 $      48.1
                                                       =============================================================================

Operating income:
Net Income                                             $      22.3  $      13.3   $     224.6  $       9.1  $      66.2 $      48.1
Less:
  Net realized gains on investments (after-tax)               (2.1)        (1.5)        (24.4)        (3.2)       (14.9)        5.8
Plus:
  Policyholder dividends resulting from closed                 1.5         (0.1)         (4.5)        (1.7)         1.7        (2.9)
   block realized gains (after tax)
  Surplus tax                                                    -            -             -            -            -           -
  Extraordinary Items/Demutualization expenses                   -            -          37.7            -          1.0           -
                                                       -----------------------------------------------------------------------------
Operating income                                       $      21.7  $      11.7   $     233.4  $       4.2  $      54.0 $      51.0
Early Retirement and Realignment Charge                          -            -             -            -            - $         -
                                                       -----------------------------------------------------------------------------
Operating Income Excluding Charge                      $      21.7  $      11.7   $     233.4  $       4.2  $      54.0 $      51.0
                                                       =============================================================================

Number of Shares Used in Per Share Calculations(1):
   BASIC                                                49,363,512   48,720,335    46,466,675   46,149,301   46,147,359  46,528,902
   DILUTED                                              50,913,099   50,314,782    47,787,893   48,187,864   47,665,052  47,549,860

Net Income Per Share:
   BASIC                                               $      0.45  $      0.27   $      4.83  $      0.20  $      1.43 $      1.03
   DILUTED                                             $      0.44  $      0.26   $      4.70  $      0.19  $      1.39 $      1.01

Income before extraordinary item(1)
   BASIC                                               $      0.45  $      0.27   $      5.64  $      0.20  $      1.46 $      1.03
   DILUTED                                             $      0.44  $      0.26   $      5.49  $      0.19  $      1.41 $      1.01

Operating Income Before Early Retirement
  and Realignment Charge Per Share:
   BASIC                                               $      0.44  $      0.24   $      5.02  $      0.09  $      1.17 $      1.10
   DILUTED                                             $      0.43  $      0.23   $      4.88  $      0.09  $      1.13 $      1.07
Operating Income Per Share:
   BASIC                                               $      0.44  $      0.24   $      5.02  $      0.09  $      1.17 $      1.10
   DILUTED                                             $      0.43  $      0.23   $      4.88  $      0.09  $      1.13 $      1.07
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                             Q1'00         1999         Q4'99        Q3'99        Q2'99       Q1'99
                                                                             ($ millions, except per share amounts)
------------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                               $     165.0  $     717.1   $     203.5  $     165.0  $     178.9 $     169.7
Universal life and investment-type product policy fees        49.9        196.3          50.6         47.8         52.5        45.4
Net investment income                                        351.8        902.3         298.8        219.3        196.1       188.1
Net realized gains on investments                             18.6        125.1          24.4         24.4         43.1        33.2
Group pension profits                                         10.1         63.0          15.2         21.5         12.0        14.3
Retail Brokerage and Investment Banking                       18.4         63.4          17.6         15.1         17.5        13.2
Other income                                                  41.2        133.8          39.6         32.5         32.5        29.2
                                                       -----------------------------------------------------------------------------
     Total revenues                                          655.0      2,201.0         649.7        525.6        532.6       493.1
                                                       -----------------------------------------------------------------------------
BENEFITS AND EXPENSES:
Benefits to policyholders                                    180.7        787.1         219.3        180.4        200.5       186.9
Interest credited to policyholder account balances            28.4        115.5          28.3         28.5         28.6        30.1
Amortization of deferred policy acquisition costs             37.5        137.8          29.2         41.3         32.6        34.7
Dividends to policyholders                                    57.2        230.7          49.5         64.1         53.5        63.6
Demutualization Expense                                                     2.0           0.1          1.9
Other operating costs and expenses                           139.0        547.3         148.8        166.3        125.2       107.0
                                                       -----------------------------------------------------------------------------
    Total benefits and expenses                              442.8      1,820.4         475.2        482.5        440.4       422.3
                                                       -----------------------------------------------------------------------------
Income before income taxes and extraordinary item            212.2        380.6         174.5         43.1         92.2        70.8
Income tax expense                                            74.3        132.0          60.9         15.5         30.8        24.8
                                                       -----------------------------------------------------------------------------
Income before extraordinary item                             137.9        248.6         113.6         27.6         61.4        46.0
Extraordinary item                                           (36.7)                                                   -
                                                       -----------------------------------------------------------------------------
Net income                                             $     101.2  $     248.6   $     113.6  $      27.6  $      61.4 $      46.0
                                                       =============================================================================

Operating income:
Net Income                                             $     101.2  $     248.6   $     113.6  $      27.6  $      61.4 $      46.0
Less:
  Net realized gains on investments (after-tax)              (12.1)       (81.3)        (15.8)       (15.9)       (28.0)      (21.6)
Plus:
  Policyholder dividends resulting from closed                (1.6)         1.9            -3          1.2          0.9         2.8
   block realized gains (after tax)
  Surplus tax                                                    -            -             -            -            -           -
  Extraordinary Items/Demutualization expenses                36.7          2.0           0.1          1.9            -           -
                                                       -----------------------------------------------------------------------------
Operating income                                       $     124.2  $     171.2   $      94.9  $      14.8  $      34.3 $      27.2
Early Retirement and Realignment Charge                $         -  $      38.8   $       0.5  $      38.3
                                                       -----------------------------------------------------------------------------
Operating Income Excluding Charge                      $     124.2  $     210.0   $      95.4  $      53.1  $      34.3 $      27.2
                                                       =============================================================================

Number of Shares Used in Per Share Calculations(1):
   BASIC                                                47,104,995   47,238,328    47,238,328   47,238,166   47,237,950  47,238,156
   DILUTED                                              47,703,881   47,812,953    47,877,402   47,988,904   47,711,875  47,434,694

Net Income Per Share:
   BASIC                                               $      2.15  $      5.26   $      2.40  $     0.58   $      1.30 $      0.97
   DILUTED                                             $      2.12  $      5.20   $      2.37  $     0.58   $      1.29 $      0.97

Income before extraordinary item(1)
   BASIC                                               $      2.93  $      5.26   $      2.40  $     0.58   $      1.30 $      0.97
   DILUTED                                             $      2.89  $      5.20   $      2.37  $     0.58   $      1.29 $      0.97

Operating Income Before Early Retirement
  and Realignment Charge Per Share:
   BASIC                                               $      2.64  $      4.45   $      2.02  $     1.13   $      0.73 $      0.58
   DILUTED                                             $      2.60  $      4.39   $      1.99  $     1.11   $      0.72 $      0.57
Operating Income Per Share:
   BASIC                                               $      2.64  $      3.62   $      2.01  $     0.31   $      0.73 $      0.58
   DILUTED                                             $      2.60  $      3.58   $      1.98  $     0.31   $      0.72 $      0.57
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            1998         Q4'98         Q3'98       Q2'98
                                                                ($ millions, except per share amounts)
------------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                               $     721.8   $     200.5   $     167.5  $     177.4
Universal life and investment-type product policy fees       151.6          39.7          37.6         37.7
Net investment income                                        735.7         180.9         197.1        175.5
Net realized gains on investments                            171.1           1.5          12.0        100.1
Group pension profits                                         56.8          22.7          11.4         13.1
Retail Brokerage and Investment Banking                       43.5          11.3           8.0         15.0
Other income                                                 119.7          36.4          29.1         28.3
                                                       ----------------------------------------------------
     Total revenues                                        2,000.2         493.0         462.7        547.1
                                                       ----------------------------------------------------
BENEFITS AND EXPENSES:
Benefits to policyholders                                    789.8         227.4         182.7        193.2
Interest credited to policyholder account balances           113.7          25.7          29.3         28.4
Amortization of deferred policy acquisition costs            131.0          28.1          32.1         37.9
Dividends to policyholders                                   218.2          54.6          55.2         53.8
Demutualization Expense                                       27.2          11.7           5.8          4.6
Other operating costs and expenses                           453.3         123.6         102.7        117.6
                                                       ----------------------------------------------------
    Total benefits and expenses                            1,733.2         471.1         407.8        435.5
                                                       ----------------------------------------------------
Income before income taxes and extraordinary item            267.0          21.9          54.9        111.6

Income tax expense                                           103.0          11.7          19.5         41.5
                                                       ----------------------------------------------------
Income before extraordinary item                             164.0          10.2          35.4         70.1
Extraordinary item
                                                       ----------------------------------------------------
Net income                                             $     164.0   $      10.2   $      35.4  $      70.1
                                                       ====================================================
Operating income:
Net Income                                             $     164.0   $      10.2   $      35.4  $      70.1
Less:
  Net realized gains on investments (after-tax)             (111.2)         (0.9)         (7.9)       (65.0)
Plus:
  Policyholder dividends resulting from closed
   block realized gains (after tax)
  Surplus tax                                                    -             -          (1.9)         0.9
  Extraordinary Items/Demutualization expenses                27.2          11.7           5.8          4.6
                                                       ----------------------------------------------------
Operating income                                       $      80.0   $      21.0   $      31.4  $      10.6
Early Retirement and Realignment Charge
                                                       ----------------------------------------------------
Operating Income Excluding Charge                      $      80.0   $      21.0   $      31.4  $      10.6
                                                       ====================================================

Number of Shares Used in Per Share Calculations(1):
   BASIC                                                47,241,084    47,241,084    47,238,166   47,237,950
   DILUTED                                              47,884,815    47,884,815    47,988,904   47,711,875

Net Income Per Share:
   BASIC                                               $      3.47   $      0.22   $      0.75  $      1.48
   DILUTED                                             $      3.42   $      0.21   $      0.74  $      1.47

Income before extraordinary item(1)
   BASIC                                               $      3.47   $      0.22   $      0.75  $      1.48
   DILUTED                                             $      3.42   $      0.21   $      0.74  $      1.47

Operating Income Before Early Retirement
  and Realignment Charge Per Share:
   BASIC                                               $      1.69   $      0.44   $      0.66  $      0.22
   DILUTED                                             $      1.67   $      0.44   $      0.65  $      0.22
Operating Income Per Share:
   BASIC                                               $      1.69   $      0.44   $      0.66  $      0.22
   DILUTED                                             $      1.67   $      0.44   $      0.65  $      0.22
-----------------------------------------------------------------------------------------------------------

(1) Income before extraordinary items has been restated to reflect the reclassification of demutualization expenses from extraordinary items to a separate caption, "Demutualization Expenses."

Exhibit 23

                             STATUTORY EXPENSE RATIOS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        Three Months Ending                Six Months Ending

                                                                              June 30,                          June 30,
                                                                        2001            2000             2001             2000
                                                                        ----            ----             ----             ----
-----------------------------------------------------------------------------------------------------------------------------------
PREMIUMS AND DEPOSITS (1):
  MONY Life Insurance Company                                      $      201.8     $      307.6     $      404.2     $      553.6
  MONY Life Insurance Company of America                                  237.3            466.4            450.1            932.6
                                                                   ------------     ------------     ------------     ------------
Total                                                              $      439.1     $      774.0     $      854.3     $    1,486.2
                                                                   ============     ============     ============     ============
GENERAL EXPENSES (2) (4) (5):
  MONY Life Insurance Company                                      $       59.2     $       66.0     $      117.3     $      134.1
  MONY Life Insurance Company of America                                   33.0             28.7             64.5             58.1
                                                                   ------------     ------------     ------------     ------------
Total                                                              $       92.2     $       94.7     $      181.8     $      192.2
                                                                   ============     ============     ============     ============
LESS REAL ESTATE EXPENSES (3):
  MONY Life Insurance Company                                      $        2.5     $        5.6     $        4.8     $       11.4
  MONY Life Insurance Company of America                                    0.7              0.7              1.3              1.4
                                                                   ------------     ------------     ------------     ------------
Total                                                              $        3.2     $        6.3     $        6.1     $       12.8
                                                                   ============     ============     ============     ============

Expenses (excluding real estate expenses)                          $       89.0     $       88.4     $      175.7     $      179.4
                                                                   ============     ============     ============     ============

Expenses (excluding real estate expenses) to Net Premiums                  20.3%            11.4%            20.6%            12.1%
and Deposits


-----------------------------------------------------------------------------------------------------------------------------------
                                                                       As of December 31,
                                                    2000              1999          1998            1997            1996
                                                    ----              ----          ----            ----            ----
-----------------------------------------------------------------------------------------------------------------------------------

PREMIUMS AND DEPOSITS (1):
  MONY Life Insurance Company                   $    1,126.8    $      900.0    $     919.8     $    1,003.0    $    1,046.6
  MONY Life Insurance Company of America             1,549.7         1,361.0          774.3            770.6           713.2
                                                ------------    ------------    ------------    ------------    ------------
Total                                           $    2,676.5    $    2,261.0    $   1,694.1     $    1,773.6    $    1,759.8
                                                ============    ============    ============    ============    ============

GENERAL EXPENSES (2) (4) (5):
  MONY Life Insurance Company                   $      261.1    $      247.8    $     308.2     $      355.9    $      417.4
  MONY Life Insurance Company of America               117.9           106.7           86.7             65.1            56.4
                                                ------------    ------------    ------------    ------------    ------------
Total                                           $      379.0    $      354.5    $     394.9     $      421.0    $      473.8
                                                ============    ============    ============    ============    ============
LESS REAL ESTATE EXPENSES (3):
  MONY Life Insurance Company                   $       22.5    $       34.9    $      56.3     $       86.2    $      130.4
  MONY Life Insurance Company of America                 2.7             2.8            3.2              5.4             6.4
                                                ------------    ------------    ------------    ------------    ------------
Total                                           $       25.2    $       37.7    $       59.5    $       91.6    $      136.8
                                                ============    ============    ============    ============    ============

Expenses (excluding real estate expenses)       $      353.8    $      316.8    $      335.4    $      329.4    $      337.0
                                                ============    ============    ============    ============    ============

Expenses (excluding real estate expenses)               13.2%           14.0%           19.8%           18.6%           19.1%
to Net Premiums and Deposits
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Full Year Results from Annual Statement Page 4, Lines 1 and 1A
(2)  Full Year Results from Annual Statement Exhibit 5, Line 10
(3)  Full Year Results from Annual Statement Exhibit 5, Line 9.1
(4) 1998 General Expenses Exclude Year to date Disbursements of $20 million and quarter to date disbursements of $5.1 million for Y2K and other strategic items
(5)  1999 Excludes $59.7 million of early retirement and realignment charge
(6) Includes transfers to new products series of $72 million and $358 for three month ended June 30, 2001 and 2000 respectively, $143 million and $652 million for six month ended June 30, 2001 and 2000 respectively, and $1 billion and $727 million for years ended December 31, 2000 and 1999 respectively.


                                       34